NATIONWIDE MUTUAL FUNDS
Nationwide Alternatives Allocation Fund

Supplement dated July 1, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, and through August 23, 2013, the following supplements the information under the heading “Investing with Nationwide Funds – Waiver of Class A Sales Charges” on page 20 of the Prospectus:

Front-end sales charges on Class A shares are waived for former shareholders of the HighMark Tactical Growth & Income Allocation Fund and HighMark Tactical Capital Growth Allocation Fund ("HighMark Allocation Funds") who purchase such Class A shares using the redemption proceeds in connection with any redemption of their shares of the HighMark Allocation Funds as of the date hereof or the proceeds from the liquidation of the HighMark Allocation Funds.  Solely for purposes of this Class A sales charge exemption, the Funds may accept third party checks representing HighMark Allocation Fund liquidation proceeds.

Any investor who is eligible for this waiver and purchases Class A shares through a broker-dealer or other financial intermediary must specifically instruct such broker-dealer or other financial intermediary to purchase Class A shares pursuant to this waiver.  An investor’s broker-dealer or other financial intermediary will not be able to purchase Class A shares on behalf of the investor pursuant to this waiver absent such prior instructions from the investor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE